UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302
(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of BioCryst Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders approved, by the affirmative vote of a majority of the shares of the Company’s common stock (the “Common Stock”) represented in person or by proxy at the Annual Meeting and voting on the proposal, a proposal to amend the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (such plan, as amended, the “Stock Incentive Plan”) to increase the number of shares available for issuance under the Stock Incentive Plan by 7,500,000 shares (the “Incentive Plan Amendment”). A detailed description of the Stock Incentive Plan is included in the Company’s Definitive Proxy Statement for the Annual Meeting (the “Proxy Statement”). The description of the Stock Incentive Plan in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

At the Annual Meeting, the stockholders of the Company also approved, by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and voting on the proposal, a proposal to increase the number of shares available for issuance under the BioCryst Pharmaceuticals, Inc. Employee Stock Purchase Plan (the “ESPP”) by 3,500,000 shares (the “ESPP Amendment”). A detailed description of the ESPP is included in the Proxy Statement. The description of the ESPP in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 25, 2021 for the purpose of (1) electing two directors to serve for a term ending at the Company’s 2024 annual meeting of stockholders and until a successor is duly elected and qualified; (2) ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2021; (3) holding an advisory vote approving the Company’s executive compensation; (4) approving the Incentive Plan Amendment described in Item 5.02 above; and (5) approving the ESPP Amendment described in Item 5.02 above.

The nominees for director were elected by the following votes:

	FOR	WITHHELD
Nancy J. Hutson, Ph.D.	84,755,314	1,473,363
Robert A. Ingram	84,038,549	2,190,398

In addition, there were 42,917,350 broker non-votes for each director.

The proposed ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2021 was approved by the following votes:

FOR	128,158,188
AGAINST	851,757
ABSTAIN	136,352

The proposed advisory resolution regarding executive compensation was approved by the following votes:

FOR	68,805,650
AGAINST	4,195,252
ABSTAIN	13,228,045
BROKER NON-VOTES	42,917,350

The Incentive Plan Amendment was approved by the following votes:

FOR	78,362,091
AGAINST	5,662,660
ABSTAIN	2,204,196
BROKER NON-VOTES	42,917,350

The ESPP Amendment was approved by the following votes:

FOR	80,601,743
AGAINST	3,779,263
ABSTAIN	1,847,941
BROKER NON-VOTES	42,917,350

There was no other business voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (as amended and restated as of April 1, 2021)

10.2	BioCryst Pharmaceuticals, Inc. Employee Stock Purchase Plan (as amended and restated as of April 1, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021	BioCryst Pharmaceuticals, Inc.
	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer